StoneCastle Financial Corp.

Consolidated Schedule of Investments (unaudited)

As of March 31, 2021

		# of
		Shares/Par
Company(1)	Investment	Amount(2)	Fair Value(3)
Term Loans – 12.9%
Banking – 12.9%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/01/2028	$7,000,000	$6,982,500
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030	$5,000,000	5,209,375
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(4)	$700,000	672,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028	$4,000,000	3,890,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(4)	$1,700,000	1,632,000
	Total Term Loans (Cost $18,400,000)		18,385,875
Structured Debt Securities – 14.8%
Banking – 14.8%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 8.34%), 144A(5)(6)	$21,260,000	19,001,125
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 6/8/2031, 144A(5)	$1,470,471	80,876
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(5)	$562,392	559,580
U.S. Capital Funding I, Ltd. / U.S Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(5)	$4,700,000	1,439,375
	Total Structured Debt Securities (Cost $23,648,900)		21,080,956
Regulatory Capital Securities – 71.6%
Banking – 71.6%
Colonnade	Credit Linked Notes to Barclays Bank PLC Series Global 2020-3A, FRN, 12/15/2029, 144A(5)(7)(8)	$5,000,000	5,042,500
Deutsche Bank AG	Senior Unsecured Debt Obligation, Credit Linked to CRAFT 2018-2A, FRN, 1/20/2026, 144A(5)(9)	$11,679,629	11,223,458
Elevita	Regulation S Class A Notes, Credit Linked to Credit Suisse, FRN, 1/27/2028, 144A(5)(10)	$4,397,180	4,607,002
FCT OPALE 2021	Regulation S Class A Notes, Credit Linked to Societe Generale, FRN, 5/5/2030, 144A(5)(11)	$4,000,000	4,000,000
Fondo De Titulizacion Pymes Magdalena 3	Regulation S Class A Notes, Credit Linked to Santander De Titulizacion, S.G.F.T,. S.A. FRN, 12/20/2052, 144A(5)(12)	€7,877,236	9,172,048
Goldman Sachs Bank USA	Regulation S Notes, Credit Linked Notes to Goldman Sachs Bank USA 2020-1, FRN, 9/24/2025, 144A(5)(13)	$10,995,000	11,209,842
Manitoulin USA Ltd.	Guarantee Linked Notes to Muskoka Series 2018-1, Class C, FRN, 9/10/2024, 144A(5)(8)(14)	$4,000,000	4,006,000
Mespil Securities Inc.	Credit Linked Notes to Mespil Securities 2017-1, Class A, FRN, 12/28/2027, 144A(5)(15)	$6,000,000	5,963,700
Nansa CLO D.A. Co.	Credit Linked Notes to Nansa CLO Designated Activity Company, FRN, 3/1/2026, 144A(5)(16)	€6,770,390	7,577,192
Premium Green PLC	Regulation S Notes, 5 Year Secured Amortizing Floating Rate Notes, Series 2020-11, FRN, 12/20/2024, 144A(5)(17)	$5,000,000	5,018,750
RESONANCE 5	Credit Linked Notes to BNP Paribas, FRN, 10/25/2029, 144A(5)(18)	€5,431,366	6,409,171

See Notes to Schedule of Investments	| StoneCastle Financial Corp.	1

		# of
		Shares/Par
Company(1)	Investment	Amount(2)	Fair Value(3)

Regulatory Capital Securities – (continued)
Banking – (continued)
Salisbury III Securities	Designated Activity Company 2019, Credit Linked Notes Class A, FRN, 6/16/2027, 144A(5)(19)	£5,243,916	$6,879,727
Salisbury III Securities	Designated Activity Company 2016, Credit Linked Notes Class A, FRN, 6/16/2027, 144A(5)(20)	£1,965,740	2,661,421
Sogelease France	Credit Linked Notes to FCT Colisee 2020, FRN, 12/20/2023, 144A(5)(21)	€7,500,000	8,873,088
Standard Chartered Bank	Floating Rate Credit Linked Notes, FRN, 6/7/2025, 144A(5)(22)	$5,000,000	5,000,000
Syntotta D.A. Co.	Credit Linked Notes to Syntotta 1 Designated Activity Company, FRN, 11/4/2037, 144A(5)(23)	€3,446,135	4,021,077
	Total Regulatory Capital Securities (Cost $99,138,700)		101,664,976
Trust Preferred and Preferred Securities – 15.0%
Banking – 15.0%
Central Trust Company Capital Trust I.	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$1,004,000	1,002,431
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,439,000	4,328,025
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$51,000	49,725
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock (Estimated effective yield 13.42%)(6)(8)	$6,550,000	7,052,385
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$1,997,349	1,997,349
Marshall Holdings Limited	Variable Rate Perpetual Preferred Stock, (Estimated effective yield 12.34%)(8)	$5,000,000	4,769,000
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	2,076,000
	Total Trust Preferred and Preferred Securities (Cost $21,081,776)		21,274,915
Exchange Traded Fund – 10.6%
Banking – 10.6%
iShares S&P U.S. Preferred Stock Index Fund	Exchange Traded Fund	390,749	15,004,762
	Total Exchange Traded Fund (Cost $14,656,603)		15,004,762
	Total Long-Term Investments (Cost $176,925,979)		177,411,484
Money Market Fund – 0.4%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 0.01%	611,329	611,329
	Total Investments (Cost $177,537,308)(24)(25) — 125.3%		178,022,813
	Other assets and liabilities, net — (25.3)%(26)		(35,952,684)
	Total Net Assets — 100.0%		$142,070,129

(1)	We do not control and are not an affiliate of any of our investments, each as defined in the Investment Company Act (the 1940 Act ).
(2)	Par Value in USD, GBP, EUR or CHF.

2	StoneCastle Financial Corp.|	See Notes to Schedule of Investments

(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	The estimated effective yield including structuring fees paid annually through maturity of 2028 is 9.60%.
(5)	Security is exempt from registration under Rule 144A of the Securities Act of 1933.
(6)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(7)	Originating Bank: Barclays Bank; Floating rate note: 12.62%; 3M LIBOR + 12.40%
(8)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 20,869,885 or 11.7% of net assets.
(9)	Originating Bank: Deutsche Bank; Floating rate note: 10.22%; 3M LIBOR + 10.00%
(10)	Originating bank: Credit Suisse; Floating rate note: 6.99%; 3M CHF LIBOR + 7.75%
(11)	Originating Bank: Societe Generale; Floating rate note: 7.39%; 3M LIBOR + 7.20%
(12)	Originating bank: Santander; Floating rate note: 7.46%; 3M EURIBOR + 8.00%
(13)	Originating Bank: Goldman Sachs; Floating rate note: 8.44%; SOFR + 8.39%
(14)	Originating bank: Bank of Montreal; Floating rate note: 4.43%; 3M LIBOR + 3.80%
(15)	Originating bank: Bank of Ireland; Floating rate note: 5.20%; 3M LIBOR + 4.99%
(16)	Originating bank: Santander; Floating rate note: 9.40%; 3M EURIBOR + 9.40%
(17)	Originating bank: Credit Agricole; Floating rate note: 11.00%; 3M LIBOR + 10.80%
(18)	Originating bank: Lloyd’s; Floating rate note: 7.49%; 3M EURIBOR + 7.49%
(19)	Originating bank: Lloyd’s; Floating rate note: 10.55%; SONIA + 10.50%
(20)	Originating bank: Lloyd’s; Floating rate note: 12.08%; 3M GBP LIBOR + 12.00%
(21)	Originating bank: Societe Generale; Floating rate note: 9.94%; 3M EURIBOR + 10.49%
(22)	Originating Bank: BNP; Floating rate note: 10.06%; SOFR + 10.00%
(23)	Originating bank: Santander; Floating rate note: 8.16%; 3M EURIBOR + 8.70%
(24)	As of March 31, 2021, the tax cost basis of investment securities was $177,537,308. The gross unrealized appreciation over tax cost was $4,898,906 and gross unrealized depreciation under tax cost was $4,413,401. Net unrealized appreciation of tax cost under value was $485,505.
(25)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(26)	Includes $39,000,000 in bank loans from Texas Capital Bank.

Forward foreign currency contracts outstanding as of March 31, 2021 were as follows:

						Unrealized
Currency Purchased		Currency Sold		Expiration	Counterparty	Appreciation
USD	4,693,026	CHF	4,398,304	04/30/21	BNYM	$35,680
USD	36,964,599	EUR	31,363,674	04/30/21	BNYM	161,523
USD	9,947,809	GBP	7,209,670	04/30/21	BNYM	7,549
						$204,752

BNYM	Bank of New York Mellon
CHF	Switzerland Franc
CLO	Collateralized Loan Obligation
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
FRN	Floating Rate Note
GBP	United Kingdom Pound
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
S&P	Standards & Poor’s
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate

See Notes to Schedule of Investments	| StoneCastle Financial Corp.	3

Additional Information

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC.

	Principal
Bank Name	Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Freeport Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp, Inc.	3,000,000	Kansas
C & F Financial Corporation	4,000,000	Maryland
Delmar Bancorp	4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
MidWest Community
Financial Corp.	2,500,000	Oklahoma
Total	$52,150,000

4	StoneCastle Financial Corp.|	See Notes to Schedule of Investments

Notes to Consolidated Schedule of Investments (unaudited)

InvestmentValuation–The most significant estimates made in the preparation of the financial statements of StoneCastle Financial Corp. (“SCFC”or the“Company”) are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•	Level 1— Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•	Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•	Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

| StoneCastle Financial Corp.	5

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date,including periods of market dislocation. In periods of market dislocation,the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s Board of Directors will also review valuations of such investments provided by StoneCastle-ArrowMark Asset Management, LLC, the Advisor to the Company (“theAdvisor”).To the extent SCFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if SCFC’s Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at March 31, 2021, were as follows:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 3-31-21	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Term Loans	$18,385,875	$—	$18,385,875	$—
Structured Debt Securities	21,080,956	—	21,080,956	—
Regulatory Capital Securities	101,664,976	—	92,616,476	9,048,500
Trust Preferred and Preferred Securities	21,274,915	—	9,453,530	11,821,385
Exchange Traded Fund	15,004,762	15,004,762	—	—
Money Market Fund	611,329	611,329	—	—

6	StoneCastle Financial Corp.|

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 3-31-21	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$204,752	$—	$204,752	$—
Total Investments in Securities	$178,227,565	$15,616,091	$141,741,589	$20,869,885

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires SCFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

		TRUST PREFERRED
	REGULATORY	AND
	CAPITAL SECURITIES	PREFERRED STOCK		TOTAL
Balance at December 31, 2020	$18,890,900	$7,354,995		$26,245,895
Realized gains including earnings	—	—		—
Unrealized appreciation/(depreciation) on investments	47,600	(302,610)		(255,010)
Purchases	—	—		—
Sales	—	—		—
Transfers in	—	4,769,000		4,769,000
Transfers out	(9,890,000)	—		(9,890,000)
Balance at March 31, 2021	$9,048,500	$11,821,385	(1)	$20,869,885

(1)  Value based on discount for transaction costs.

The change in unrealized depreciation on Level 3 securities held as of March 31, 2021 was ($255,010)

					IMPACT TO
	FAIR VALUE AT	VALUATION	UNOBSERVABLE		VALUATION FROM AN
	3-31-21	TECHNIQUES	INPUTS	ASSUMPTIONS	INCREASE TO INPUT
Regulatory Capital Securities	$9,048,500	Broker Quote	—	—	—

Trust Preferred and Preferred Stock	$11,821,385	Prior Transaction Analysis	Discount for transaction costs	3.00%	Increase in unobservable Input will Decrease the value
	$20,869,885

For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.

| StoneCastle Financial Corp.	7

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

8	StoneCastle Financial Corp.|